Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

25.  Subsequent Events

In January 2017, the Group had granted an unsecured RMB74.0 million loan to Particle at an interest rate of 9.0% per annum and with maturity of twelve months. Particle is required to use the proceeds of the loan for its ordinary course working capital requirements.